UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2005

CONSOLIDATED RESOURCES HEALTH CARE FUND II

(Exact name of registrant as specified in its charter)

GEORGIA	0-13415	58-1542125
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1175 Peachtree Street, Suite 850

Atlanta, Georgia 31106

(Address of Principal

Executive Offices)

(404) 873-1919

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant

(a)        On July 28, 2005, Consolidated Resources Health Care Fund II (the “Company”) dismissed BDO Seidman, LLP (“BDO”) as the Company’s independent registered public accounting firm. This dismissal, which is immediately effective, was approved by Welcare Service Corporation - II, the Company’s managing general partner (the “Managing General Partner”).

The Company has been delinquent in the filing of its periodic reports since 2002. The reports of BDO on the financial statements of the Company for the years ended December 31, 2000 and 2001, which are the most current Annual Reports on Form 10-K filed by the Company with the Securities and Exchange Commission to date, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2003 and 2004 and through July 28, 2005, there have been no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the financial statements of the Company for such years.

In 2004, BDO notified the Managing General Partner that the Company should consider hiring additional personnel or engage a consultant to assist in preparing the Company’s financial statements and related footnotes in accordance with Regulation S-X of the Securities and Exchange Commission. In response to such suggestion, the Company has since engaged a consultant for this purpose. Other than the foregoing, during the years ended December 31, 2003 and 2004 and through July 28, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished a copy of the above disclosures to BDO and has requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)        On July 28, 2005, the Company engaged Porter Keadle Moore, LLP (“PKM”) as its new independent registered public accounting firm to audit the Company’s financial statements for the years ending December 31, 2002, 2003 and 2004 and to review the financial statements to be included in the Company’s quarterly reports on Form 10-Q. The decision to engage PKM was approved by the Managing General Partner.

Prior to the engagement of PKM, neither the Company nor anyone on behalf of the Company consulted with PKM during the Company’s two most recent fiscal years and through July 28, 2005, in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

16.1      Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated August 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED RESOURCES HEALTH CARE II

By:	WELCARE SERVICE CORPORATION-II,
its Managing General Partner

Date: August 3, 2005	By: /s/ John F. McMullan
John F. McMullan

Director and Principal Executive Officer of the
Managing General Partner